BLACKROCK FUNDSSM

BlackRock Commodity Strategies Fund

(the “Fund”)

SUPPLEMENT DATED JUNE 2, 2014

TO THE SUMMARY PROSPECTUS DATED NOVEMBER 27, 2013

Effective immediately, the following change is made to the Fund’s summary prospectus:

The section in the summary prospectus captioned “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Robin Batchelor	2011	Managing Director of BlackRock, Inc.
Evy Hambro	2011	Managing Director of BlackRock, Inc.
Poppy Allonby, CFA	2011	Managing Director of BlackRock, Inc.
Catherine Raw, CFA	2011	Director of BlackRock, Inc.
Rob Shimell	2011	Director of BlackRock, Inc.
Ricardo Fernandez	2014	Vice President of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-CS-0614SUP